BEAR STEARNS
[GRAPHIC OMITTED]                               BEAR,STEARNS & CO.  INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED  SECURITIES  GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO 383 Madison  Avenue
FRANKFURT o GENEVA o HONG KONG                  New York,  N.Y. 10179
LONDON o PARIS o TOKYO                        (212)  272-2000;(212) 272-7294 fax

--------------------------------------------------------------------------------

                       NEW ISSUE COMPUTATIONAL MATERIALS


                                  $780,000,000

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RZ1


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2003-RZ1 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer




                JANUARY 9, 2003 (REVISED AS OF JANUARY 13, 2003)




________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as an agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                                                      GROUP I           GROUP II             TOTAL
-----------------------------------------------------------------------------------------------------
Current Principal Balance (as of 1/1/03)      $455,882,786.96    $299,999,646.18   $755,882,433.14
 Loan Count                                             2,894              1,906             4,800
 Average Original Balance                            $157,742           $157,757          $157,748
 Range of Original Balance                          $13,350 -          $22,660 -         $13,350 -
                                                     $650,000           $618,000          $650,000
       $0.01 to $100,000.00                            10.51%             11.17%            10.77%
       $100,000.01 to $200,000.00                      51.91%             50.20%            51.23%
       $200,000.01 to $300,000.00                      27.69%             29.03%            28.22%
       $300,000.01 to $400,000.00                       6.97%              7.16%             7.05%
       $400,000.01 to $500,000.00                       2.17%              1.88%             2.05%
       $500,000.01 to $600,000.00                       0.47%              0.36%             0.43%
       $600,000.01 to $700,000.00                       0.29%              0.21%             0.25%
-----------------------------------------------------------------------------------------------------
 WA Gross Coupon                                       7.963%             7.936%            7.952%
 Range of Gross Coupons                             6.3750% -          6.0000% -         6.0000% -
                                                     11.3750%           11.5000%          11.5000%
      6.000% to 6.499%                                  0.03%              0.08%             0.05%
      6.500% to 6.999%                                  3.81%              4.34%             4.02%
      7.000% to 7.499%                                 24.10%             25.57%            24.68%
      7.500% to 7.999%                                 31.25%             29.64%            30.61%
      8.000% to 8.499%                                 16.64%             17.65%            17.04%
      8.500% to 8.999%                                 12.98%             11.85%            12.53%
      9.000% to 9.499%                                  5.50%              4.66%             5.17%
      9.500% to 9.999%                                  3.59%              3.98%             3.74%
      10.000% to 10.499%                                0.90%              1.10%             0.98%
      10.500% to 10.999%                                1.07%              0.78%             0.95%
      11.000% to 11.499%                                0.14%              0.31%             0.21%
      11.500% to 11.999%                                   --              0.03%             0.01%
----------------------------------------------
                                             --------------------------------------------------------
 WA Age (months)                                            1                  3                 2
 WA Original Term to Maturity (months)                    352                352               352
 WA Remaining to Maturity Term (months)                   351                349               350
       121 to 180                                       4.02%              4.62%             4.26%
       181 to 240                                       0.14%              0.05%             0.10%
       241 to 300                                       0.04%                 --             0.02%
       301 to 360                                      95.80%             95.33%            95.62%
-----------------------------------------------------------------------------------------------------
 Balloon / Fully Amortizing                    3.65% / 96.35%     3.77% / 96.23%    3.70% / 96.30%
 First Lien / Second Lien                     100.00% / 0.00%    100.00% / 0.00%   100.00% / 0.00%
 WA Debt-to-Income Ratio                               39.12%             39.30%            39.19%
-----------------------------------------------------------------------------------------------------


________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT. GROUP I GROUP II TOTAL

-----------------------------------------------------------------------------------------------------
WA Credit Score                                           700                701               700
 Range of Credit Scores                             580 - 815          580 - 814         580 - 815
       580 - 599                                        1.60%              1.98%             1.75%
       600 - 619                                        8.32%              7.34%             7.93%
       620 - 639                                        8.73%              8.83%             8.77%
       640 - 659                                        7.07%              7.30%             7.16%
       660 - 679                                        7.20%              6.85%             7.06%
       680 - 699                                       12.93%             13.01%            12.96%
       700 - 719                                       11.04%             10.42%            10.79%
       720 - 739                                       17.17%             16.11%            16.75%
       740 - 759                                       11.99%             13.23%            12.48%
       760 - 779                                        8.54%             10.36%             9.26%
       780 - 799                                        4.74%              3.95%             4.43%
       800 or greater                                   0.68%              0.63%             0.66%
-----------------------------------------------------------------------------------------------------
 WA Original LTV                                      102.25%            102.11%           102.20%
 Range of Original LTV                       90.00% - 107.00%   90.00% - 107.00%  90.00% - 107.00%
     85.01% to 90.00%                                   0.05%              0.05%             0.05%
     90.01% to 95.00%                                   5.86%              5.52%             5.73%
     95.01% to 100.00%                                 30.08%             33.81%            31.56%
     100.01% to 101.00%                                 1.57%              1.31%             1.47%
     101.01% to 102.00%                                 3.45%              4.16%             3.73%
     102.01% to 103.00%                                31.56%             29.44%            30.72%
     103.01% to 104.00%                                 4.39%              3.88%             4.19%
     104.01% to 105.00%                                 4.29%              4.03%             4.18%
     105.01% to 106.00%                                 3.13%              3.27%             3.19%
     106.01% to 107.00%                                15.62%             14.54%            15.19%
-----------------------------------------------------------------------------------------------------
                                             --------------------------------------------------------
 CREDIT GRADE
 A1                                                    42.40%             43.53%            42.85%
 A2                                                    22.77%             21.97%            22.45%
 A3                                                    14.25%             13.76%            14.06%
 A4                                                    16.13%             16.42%            16.25%
 AX                                                     2.43%              2.00%             2.26%
 AM                                                     2.01%              2.32%             2.14%
-----------------------------------------------------------------------------------------------------

________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                                                      GROUP I           GROUP II             TOTAL
-----------------------------------------------------------------------------------------------------
PROPERTY TYPE
 SF Detached                                           74.41%             71.34%            73.19%
 PUD Detached                                          11.47%             11.95%            11.66%
 Low-Rise Condo                                         7.20%              8.27%             7.62%
 Two Family                                             3.25%              4.14%             3.61%
 PUD Attached                                           2.94%              3.22%             3.05%
 Townhouse                                              0.72%              1.06%             0.86%
 Leasehold                                                 --              0.02%             0.01%
-----------------------------------------------------------------------------------------------------
 OCCUPANCY STATUS
 Owner Occupied                                        95.54%             95.54%            95.54%
 Non-Owner Occupied                                     3.74%              3.39%             3.60%
 Second Home                                            0.72%              1.07%             0.86%
-----------------------------------------------------------------------------------------------------
 DOCUMENTATION
 Full Documentation                                    88.23%             87.60%            87.98%
 Limited Documentation                                 11.77%             12.40%            12.02%
-----------------------------------------------------------------------------------------------------
 LOAN PURPOSE
 Purchase                                              70.46%             72.40%            71.23%
 Equity Refinance                                      21.55%             20.71%            21.22%
 Rate/Term Refinance                                    7.99%              6.89%             7.56%
-----------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERM
 None                                                  38.28%             40.85%            39.30%
 12 months                                              5.85%              6.77%             6.22%
 24 months                                              2.65%              1.77%             2.30%
 36 months                                             49.43%             47.74%            48.76%
 48 months                                              0.46%              0.15%             0.33%
 60 months                                              3.31%              2.58%             3.02%
 Other (not more than 60 months)                        0.03%              0.14%             0.07%
-----------------------------------------------------------------------------------------------------
                                             -------------------
 GEOGRAPHIC CONCENTRATION (> 5%)
                                                  23.70% - CA        24.23% - CA       23.91% - CA
                                                   6.17% - FL         5.71% - FL        5.99% - FL
                                                                      5.17% - MI
-----------------------------------------------------------------------------------------------------

________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.